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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 6, 2000

                                  I-many, Inc.
             ------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
             ------------------------------------------------------

                 (State or Other Jurisdiction of Incorporation)

             000-30883                                       01-0524931
  ---------------------------------           ----------------------------------

  (Commission File Number)                  (I.R.S. Employer Identification No.)

   537 Congress Street
   5th Floor
   Portland, Maine                                      04101-3353
  ---------------------------------           ----------------------------------

  (Address of Principal Executive Offices)              (Zip Code)

                                 (207) 774-3244
                        --------------------------------

              (Registrant's Telephone Number, Including Area Code)
                                 ---------------

                                 Not Applicable

                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.     OTHER EVENTS

         On November 6, 2000, I-many, Inc. ("I-many") issued a press release (which is attached hereto as Exhibit 99.1) announcing that it had signed an agreement to acquire Chi-Cor Information Management, Inc. ("Chi-Cor").

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

            Not applicable.

       (b)  PRO FORMA FINANCIAL INFORMATION

            Not applicable.

       (c)  EXHIBITS

            The Exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such Exhibits, which
Exhibit Index is incorporated herein by reference.

ITEM 8.     CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9.     REGULATION D DISCLOSURE

See Item 5.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  I-MANY, INC.


Date:    November 8, 2000           By: /S/ PHILIP M. ST. GERMAIN
                                        -------------------------
                                        Philip M. St. Germain
                                        CHIEF FINANCIAL OFFICER


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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION

99.1 Press Release dated November 6, 2000 announcing the execution of an agreement to acquire Chi-Cor